Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of LIN Television Corporation for the three months ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Vincent L. Sadusky, President and Chief Executive Officer of the Company, and Richard J. Schmaeling, Senior Vice President and Chief Financial Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 27, 2010                           /s/ Vincent L. Sadusky
                                                                      Vincent L. Sadusky
                                                                      President and Chief Executive Officer

Dated: April 27, 2010                          /s/ Richard J. Schmaeling
      Richard J. Schmaeling
                                                                      Senior Vice President and Chief Financial Officer